Exhibit 99.1
Signet Jewelers CEO Virginia C. Drosos Announces Plans to Retire in November 2024

J.K. Symancyk Appointed Company’s Next CEO
Joan Hilson Appointed to Expanded Role of Chief Financial and Operating Officer
Leadership Transition is Culmination of Board’s Long-Term Succession Planning

HAMILTON, Bermuda, October 1, 2024 – Signet Jewelers Limited (“Signet” or the “Company”) (NYSE:SIG), the world’s largest retailer of diamond jewelry, which includes Kay Jewelers, Zales, Jared and Banter by Piercing Pagoda, today announced that, after twelve years at the Company, Virginia “Gina” C. Drosos is planning to retire as Chief Executive Officer and as a member of the Board of Directors ("Board"), effective November 4, 2024. Following a thoughtful succession planning and search process, the Board has appointed J.K. Symancyk to succeed Drosos as Chief Executive Officer, and he will also join the Board at that time. Following her retirement, Drosos will continue as an advisor through the end of the Company’s fiscal year to support a smooth transition.

The Company also today announced that it has expanded responsibilities for Joan Hilson, Chief Financial, Strategy and Services Officer. In her new role as Chief Financial and Operating Officer, Hilson will oversee supply chain and Blue Nile and James Allen along with her current oversight of Rocksbox, finance, strategy, real estate and the Services business. Hilson has served as Chief Financial Officer of Signet since 2019 and has been instrumental in the Company’s transformation.

“On behalf of the Board, I would like to thank Gina for her tremendous leadership and many contributions to Signet throughout her tenure as CEO and service as a director,” said Helen McCluskey, Chair of Signet’s Board of Directors. “As CEO, Gina led Signet in its transformation journey with strategic clarity, disciplined decision-making and a purpose-driven mindset. Under her leadership, in the last five years the Company expanded its market share by nearly 50% and significantly grew its digital presence. During Gina's tenure as CEO, she and the team increased e-commerce sales fourfold and transformed the Company’s financial results, reducing gross debt outstanding by over 90%, nearly doubling liquidity, and over the last four years expanding adjusted operating margin almost 70%1 – all helping to drive Signet’s Total Shareholder Return near the top of its retail peer group for the past one, three, and five years. Further, Gina has advanced the Company’s culture, with recognitions by Great Place to Work and Fortune’s Best Workplaces in Retail. We wish Gina all the best in her well-deserved retirement.”

“It has been a true honor to serve Signet for the past twelve years as a member of the Board and the past seven as CEO. With the ongoing successful execution of our Inspiring Brilliance strategy and the path established for our next phase of growth, now is the right time for this planned leadership transition,” said Drosos. “I am proud of and thankful for our team and partners. Together, we have delivered strong results and transformed Signet into a purpose-inspired and modern jewelry industry leader – creating a truly connected commerce shopping experience, a strong financial platform, and a diverse, inclusive, and winning culture. The Company is poised to deliver a brilliant future with long-term, sustainable growth. I look forward to working with J.K., the Signet team, and the Board to ensure a smooth transition.”

McCluskey continued, “The leadership transition announced today is the result of a thoughtful, planned succession process by Gina and our Board. We are excited to welcome J.K. as the Company’s next CEO. He is a strong leader with more than three decades of experience across the retail industry and proven expertise in driving strategic growth, focusing on the customer, and developing and sustaining high performing leadership teams that deliver results. J.K. has overseen the expansion of large-scale businesses with multi-branded portfolios as well as services businesses, and brings important merchandising and operational skills to the role. We are confident he is the ideal CEO to build on the team’s progress in establishing Signet as the growth and innovation leader of the jewelry industry. We are also excited to recognize Joan Hilson’s contributions, particularly in creating a strong financial foundation and growing services portfolio. We look forward to her making an even larger impact in her expanded role as Chief Financial and Operating Officer.”

Symancyk said, “I am honored to join Signet as its next CEO and continue advancing the strategy that Gina and the team have established. Signet’s position as a leading global jewelry retailer with a diverse portfolio of renowned brands provides a competitively advantaged foundation for continued growth. I am passionate about serving customers and I recognize the emotional connection of Signet’s customers when they are making a jewelry purchase. One of the key attributes that drew me to Signet is its purpose-driven and agile culture and focus on putting its team members and customers first. I am focused on working with Gina and the executive team, along with the Board, through the transition and look forward to capturing the opportunities ahead.”

1 Denotes a non-GAAP financial measure, which is defined in the Company’s Form 8-K furnished to the U.S. Securities and Exchange Commission (“SEC") on June 13, 2024.

About J.K. Symancyk
Symancyk brings over 30 years of retail industry experience across a diverse range of categories and has spent his career in large-scale organizations. Symancyk most recently served for six years as CEO of PetSmart, Inc., overseeing a growth plan and accelerating the company’s leadership through proprietary brand development, services expansion, loyalty program creation, and digital and supply chain capabilities enhancements. Previously, Symancyk served as CEO of Academy Sports + Outdoors from 2015 to 2018, where he led a return to growth and strategic positioning for the company’s initial public offering, refining the merchandise strategy and resetting major infrastructure to support a national omnichannel footprint. From 2006 to 2015, Symancyk held roles of increasing responsibility at Meijer, a supercenter chain throughout the Midwest, including Group Vice President, EVP Chief Marketing Officer, Chief Operating officer and President. Symancyk began his career with 12 years at Walmart where he held various leadership roles, ultimately serving from 2004 to 2006 as Divisional Merchandise Manager, Sam’s Club Division. Symancyk currently is a member of the Retail Industry Leaders Association and serves on the Board of Directors of Bath & Body Works, Inc. He previously served as a director at Chewy, Inc., from April 2019 to July 2021, and GameStop Corp., from March 2020 to June 2021. Symancyk graduated with a bachelor’s degree from the University of Arkansas at Fayetteville. Symancyk will be based at Signet’s offices in Dallas, TX.

About Signet and Safe Harbor Statement:
Signet Jewelers Limited is the world's largest retailer of diamond jewelry. As a Purpose-driven and sustainability-focused company, Signet is a participant in the United Nations Global Compact and adheres to its principles-based approach to responsible business. Signet operates approximately 2,700 stores primarily under the name brands of Kay Jewelers, Zales, Jared, Banter by Piercing Pagoda, Diamonds Direct, Blue Nile, James Allen, Rocksbox, Peoples Jewellers, H. Samuel, and Ernest Jones. Further information on Signet is available at www.signetjewelers.com. See also www.kay.com, www.zales.com, www.jared.com, www.banter.com, www.diamondsdirect.com, www.bluenile.com, www.jamesallen.com, www.rocksbox.com, www.peoplesjewellers.com, www.hsamuel.co.uk, www.ernestjones.co.uk.
This release contains statements which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon management's beliefs and expectations as well as on assumptions made by and data currently available to management, appear in a number of places throughout this document and include statements regarding, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate. The use of the words "expects," "intends," "anticipates," "estimates," "predicts," "believes," "should," "potential," "may," "preliminary," "forecast," "objective," "plan," or "target," and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties which could cause the actual results to not be realized, including, but not limited to: difficulty or delay in executing or integrating an acquisition, including Diamonds Direct and Blue Nile; executing other major business or strategic initiatives, such as expansion of the services business, realizing the benefits of our restructuring plans or new transformation strategies that the Company may develop in the future; the impact of the Israel-Hamas conflict on the operations of our quality control and technology centers in Israel; the negative impacts that public health crisis, disease outbreak, epidemic or pandemic has had, and could have in the future, on our business, financial condition, profitability and cash flows, including without limitation risks relating to shifts in consumer spending away from the jewelry category, trends toward more experiential purchases such as travel, disruptions in the dating cycle caused by the COVID-19 pandemic and the pace at which such impacts on engagements are expected to recover, and the Company’s ability to capture market share of the bridal category upon the recovery of engagements; general economic or market conditions, including impacts of inflation or other pricing environment factors on our commodity costs (including diamonds) or other operating costs; a prolonged slowdown in the growth of the jewelry market or a recession in the overall economy; financial market risks; a decline in consumer discretionary spending or deterioration in consumer financial position; disruptions in our supply chain; our ability to attract and retain labor; our ability to optimize our transformation strategies; changes to regulations relating to customer credit; disruption in the availability of credit for customers and customer inability to meet credit payment obligations, which has occurred and may continue to deteriorate; our ability to achieve the benefits related to the outsourcing of the credit portfolio, including due to technology disruptions and/or disruptions arising from changes to or termination of the relevant outsourcing agreements, as well as a potential increase in credit costs due to the current interest rate environment; deterioration in the performance of individual businesses or of our market value relative to its book value, resulting in further impairments of long-lived assets or intangible assets or other adverse financial consequences; the volatility of our stock price; the impact of financial covenants, credit ratings or interest volatility on our ability to borrow; our ability to maintain adequate levels of liquidity for our cash needs, including debt obligations, payment of dividends, planned share repurchases (including future Preferred Share conversions, execution of accelerated share repurchases and the payment of related excise taxes) and capital expenditures as well as the ability of our customers, suppliers and lenders to access sources of liquidity to provide for their own cash needs; potential regulatory changes; future legislative and regulatory requirements in the US and globally relating to climate change, including any new climate related disclosure or compliance requirements, such as those recently issued in the state of California or adopted by the SEC; exchange rate fluctuations; the cost, availability of and demand for diamonds, gold and other precious metals, including any impact on the global market supply of diamonds due to the ongoing Israel-Hamas conflict, the potential sale or divestiture of the De Beers Diamond Company and its diamond mining operations by parent company Anglo-American plc, and the ongoing Russia-Ukraine conflict or related sanctions; stakeholder reactions to disclosure regarding the source and use of certain minerals; scrutiny or detention of goods produced in certain territories resulting from trade restrictions; seasonality of our business; the merchandising, pricing and inventory policies followed by us and our ability to manage inventory levels; our relationships with suppliers including the ability to continue to utilize extended payment terms and the ability to obtain merchandise that customers wish to purchase; the failure to adequately address the impact of existing tariffs and/or the imposition of additional duties, tariffs, taxes and other charges or other barriers to trade or impacts from trade relations; the level of competition and promotional activity in the jewelry sector; our ability to optimize our multi-year strategy to gain market share, expand and improve existing services, innovate and achieve sustainable, long-term growth; the maintenance and continued innovation of our OmniChannel retailing and ability to increase digital sales, as well as management of digital marketing costs; changes in consumer attitudes regarding jewelry and failure to anticipate and keep pace with changing fashion trends; changes in the costs, retail prices, supply and consumer acceptance of, and demand for gem quality lab-created diamonds and adequate identification of the use of substitute products in our jewelry; ability to execute successful marketing programs and manage social media; the ability to optimize our real estate footprint, including operating in attractive trade areas and accounting for changes in consumer traffic in mall locations; the performance of and ability to recruit, train, motivate and retain qualified team members - particularly store associates in regions experiencing low unemployment rates and key executive talent during periods of leadership transition, such as the recent appointment of a new Chief Executive Officer; management of social, ethical and environmental risks; ability to deliver on our environmental, social and governance goals; the reputation of Signet and its banners; inadequacy in and disruptions to internal controls and systems, including related to the migration to new information technology systems which impact financial reporting; risks associated with the Company’s use of artificial intelligence; security breaches and other disruptions to our or our third-party providers’ information technology infrastructure and databases; an adverse development in legal or regulatory proceedings or tax matters, including any new claims or litigation brought by employees, suppliers, consumers or shareholders, regulatory initiatives or investigations, and ongoing compliance with regulations and any consent orders or other legal or regulatory decisions; failure to comply with labor regulations; collective bargaining activity; changes in corporate taxation rates, laws, rules or practices in the US and other jurisdictions in which our subsidiaries are incorporated, including developments related to the tax treatment of companies engaged in Internet commerce or deductions associated with payments to foreign related parties that are subject to a low effective tax rate; risks related to international laws and Signet being a Bermuda corporation; risks relating to the outcome of pending litigation; our ability to protect our intellectual property or assets including cash which could be affected by failure of a financial institution or conditions affecting the banking system and financial markets as a whole; changes in assumptions used in making accounting estimates relating to items such as extended service plans; or the impact of weather-related incidents, natural disasters, organized crime or theft, increased security costs, strikes, protests, riots or terrorism, acts of war (including the ongoing Russia-Ukraine and Israel-Hamas conflicts), or another public health crisis or disease outbreak, epidemic or pandemic on our business.
For a discussion of these and other risks and uncertainties which could cause actual results to differ materially from those expressed in any forward looking statement, see the “Risk Factors” and “Forward-Looking Statements” sections of Signet’s Fiscal 2024 Annual Report on Form 10-K filed with the SEC on March 21, 2024 and quarterly reports on Form 10-Q and the “Safe Harbor Statements” in current reports on Form 8-K filed with the SEC. Signet undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.
Investors:
Rob Ballew
Senior Vice President, Investor Relations
robert.ballew@signetjewelers.com
or
investorrelations@signetjewelers.com

Media:
Colleen Rooney
Chief Communications & ESG Officer
+1-330-668-5932
colleen.rooney@signetjewelers.com